EXHIBIT 99.1

February 3, 2009

Stephen I. Chazen

President and

Chief Financial Officer

Credit Suisse

2009 Energy Summit

2

Full Year 2008 Results – Summary

($ in millions, except EPS data)

2008

2007

Core Results 1

$7,348

$4,405

Core EPS (diluted)

$8.95

$5.25

+70% year-over-year

Net Income

$6,857

$5,400

Reported EPS (diluted)

$8.35

$6.44

Oil and Gas sales volumes (mboe/day)

601

570

+5.4% year-over-year

Capital Spending

$4,664

$3,360

Cash Flow from Operations

$10,700

$6,800

ROE

27%

26%

ROCE 1

25%

24%

1See attached for GAAP reconciliation.

3

Corporate Strategy/Philosophy

Focus on core areas – long-term production growth
of 5 - 8% CAGR

US - Permian Basin, California, and Mid-continent/Rockies

Middle East/North Africa

Latin America

Maintain strong balance sheet

Maintain “A” credit rating

Maintain investment discipline

Create value

Capture EOR projects with large volumes of oil in place

Acquire assets with upside potential

Maintain top quartile financial returns

Maximize free cash flow from chemicals

Continue to increase the dividend regularly

4

Worldwide Oil & Gas Operations

Joslyn

Piceance

Hugoton

California

Permian Basin

Colombia

Bolivia

Argentina

Libya

Qatar

UAE

Oman

Yemen

5

Worldwide Production Outlook

Thousand BOE/Day

466

2005

545

2006

570

2007

601

2008

660

620

2009E

CAGR
= 8.3%

Note:  Importantly this forecast is based only on existing projects and does not contemplate any new projects or future acquisitions.

6

2008 Reserve Replacement

We estimate that we replaced approximately 200% of our oil
and gas production in 2008.

This excludes the effect of price changes from 2007 to 2008.

Including the effect of price changes, we estimate that we
replaced around 150% of our 2008 production.

Slightly over half of the 2008 reserve additions, excluding
effect of price changes, came from internal sources resulting in over 100% reserve replacement.

Major reserve increases were in:

the California properties;

the Permian and the Rockies, and;

Oman.

In aggregate, these areas constituted more than half of such reserve adds.

7

Business Risk Factors

Level of Risk Acceptable to Occidental

Risk Factor

Low

Middle

High

Exploratory

✓

Commodity

✓

Political

✓

Engineering

✓

Reinvestment

✓

Financial

✓

8

Capital Allocation Philosophy

New projects must meet expectations for good returns

Return Targets*

Domestic – 15+%

International – 20+%

Compare new projects and asset acquisitions with share
repurchases

Pursue only those opportunities which meet our standards
for ROCE and complement our existing assets

Make decisions based on creating long-term value for
shareholders

*Assumes Moderate Product Prices

9

Capital Spending Program

2008 capital program was about $4.7 billion, and we spent
another $4.7 billion for acquisitions.

As a result, we have accumulated a sizeable inventory of projects which can be delayed until the industry cost structure is in line with product prices.

2009 capital program of $3.5 billion will focus on ensuring
that our returns remain well above our cost of capital given current oil and gas prices and contractor costs.

Service company cost structure is more reflective of an $80 oil environment rather than a $40 one.

About 80% of the capital will be in Oil and Gas and the remainder in
Midstream and Chemical.

An illustration of our ability to defer drilling is that we have 5 mm net acres in the US;

70% of this acreage is held by production;

about 10% consists of long-term leases, with many years on average to run, and;

the remainder is in mineral acres held in perpetuity.

10

Capital Spending Program

Gas drilling with less than $5 per mcf gas is unattractive.

We will continue to fully fund much of our Middle East
operations, successful exploration programs in California,
Utah, and exploration in Argentina.

Formerly "quick payout" wells in the Permian and California
will be deferred until they become "quick payout" again.

We will continue to fund our Midstream and CO2 programs.

Expect our capital run rate in 1Q09 to be greater than the $3.5 billion level and will decline all year unless economic
conditions improve.

The effect of this program on our production should be modest in 2009, around
10 mboe/d, with a probable production range of 620 to 660 mboe/d and, with about 630 to 650 mboe/d in 1Q09.

Year-over-year, Argentina and Oman will show the most growth.

11

Capital Spending Program

We are renegotiating our supplier contracts to further reduce costs and are laying down rigs, including paying cancellation costs when that makes sense.

We expect these efforts to result in a reduction in the cost of executing our capital programs, as well as, a reduction of our operating expenses.

When costs and prices are inline, our capital program will be boosted and the project inventory worked down faster.

We are also focusing on internal costs.

Some reductions in overhead will be made this year which should improve our overhead levels by at least $1/boe.

Oxy’s focus has been and will continue to be delivering
returns well in excess of our cost of capital.

12

Oil & Gas, and Midstream Capital Spending

($ in millions)

2008

2009E

Growth Capital

2,065

1,005

Base Capital

2,275

2,120

Total Oil & Gas, and Midstream Capital

4,340

3,125

13

US Oil & Gas Operations

Elk Hills

&

California

Properties

Bakersfield

Los Angeles

Long Beach

Piceance Basin

Sheep Mountain

Hugoton

Bravo Dome

Oxy Permian

Houston

2008 net production*

361 mboe/day

60% of worldwide total

2007 reserves*

2.15 billion boe

75% of worldwide total

* See attached for GAAP reconciliation.

14

US Oil & Gas Operations

Thousand BOE/Day

US Oil and Gas Production

331

2005

354

2006

359

2007

361

2008

383

357

2009E

Key Operations/Assets:

Permian Basin

California/Elk Hills Field

Mid-Continent/Rockies

2008 Financial Data1

Pre-tax Income

$5.8 Billion

After-tax Cash

$3.3 Billion

Capital

$1.8 Billion

ROANCC**

25%

**ROANCC = Return On Average Net Capitalized Costs.

A-T Cash = Income from continuing operations after US income taxes, plus DD&A, and minus exploration and development costs incurred.

1See attached for GAAP reconciliation.

15

Permian Basin Operations

Colorado

Sheep Mountain

Kansas

Hugoton

Bravo Dome

To Cushing, OK

New Mexico

Denver City Unit

Lubbock

Salt Creek

Indian Basin

Area

Cogdell

Hobbs

Midland

Sharon Ridge

Seminole

Texas

Oxy Acreage

CO2 Pipelines

New Centurion Pipelines

Old Centurion Pipelines

Large resource inventory — Oxy
owns 1.7 mm acres

2008 production of 198 mboe/day

Low decline rate & long-lived
properties

Significant cash generation

Significant investment in long-lead
CO2 projects (SandRidge)

Integrated assets acquired from PXP

Response to lower oil & gas prices

Reduced drilling rig count to 8 active
rigs, down from 15

Reduced workover rig count to 80
from a peak of 185

Natural area for consolidation

16

Permian – Century CO2 Plant Project

McCamey
Hub

NGL

Pipelines

Oil

Pipelines

CO2

Pipelines

County

Mitchell

Pikes

Peak

Gray Ranch

Oxy

Pinon Field

Pakenham

New Plant

“Century”

Oxy

JM – Brown Bassett

SandRidge

Acreage

Terrell

(Oxy)

1,300 mi2 3D

5 phases

County

TX

Gas Plants

SD Plant

CO2 Pipelines

Oxy to invest $1.1 B in
CO2 plant and pipeline
facilities.

CO2 to be used in Oxy’s
Permian EOR projects.

New CO2 resources
expected to expand
Oxy’s Permian
production by at least 50
mb/day within 5 years.

Allows Oxy to exploit at
least 3.5 tcf of CO2 for
EOR use.

Enables Oxy to accelerate
and enhance development
of existing assets.

17

California Operations

2008 production of 128 mboe/day

Oxy is the largest acreage holder in
the state

Continue to build inventory of drilling
opportunities

Planning various EOR and
waterflood expansion projects.

Expect to increase production by
expanding our drilling program in
the various shale plays and deeper
pay zones where we have had
recent exploration successes.

Continue to fund development and
exploration even in the current
product price environment

18

Middle East/North Africa Oil & Gas

2008 net production*

164 mboe/day

27% of worldwide total

Libya

Qatar

UAE

Oman

Yemen

2007 reserves*

468 million boe

16% of worldwide total

* See attached for GAAP reconciliation.

19

Middle East/North Africa Oil & Gas

Thousand BOE/Day

Middle East/North Africa

Oil and Gas Production

103

2005

119

2006

135

2007

164

2008

194

185

2009E

Key Operations/Assets:

Dolphin Project

Qatar ISND

Oman/Mukhaizna

Libya

2008 Financial Data1

Pre-tax Income

$4.5 Billion

After-tax Cash

$1.3 Billion

Capital

$1.1 Billion

ROANCC**

41%

**ROANCC = Return On Average Net Capitalized Costs.

A-T Cash = Income from continuing operations minus income tax owed by Oxy and paid by governmental entities on its behalf plus

DD&A minus exploration and development costs incurred.

1See attached for GAAP reconciliation.

20

Oman – Mukhaizna Project

Continuing large scale steam flood
EOR project – drilled 370+ wells
thru 2008

Gross production at year-end 2008
was 6x higher vs. Sept. 2005

Expect to drill approximately 215
new wells in 2009

Met targeted 2008 production exit
rate of 50 mb/d (gross)

Completing all multiple water
treatment facilities to supply the
steam generators in order to:

increase gross production to year-
end 2009 exit rate of 80 mb/d;

Expect to increase gross
production to 150 mb/d by 2012

Arabian Gulf

Fujairah

Gulf of Oman

Sohar

Al Ain

UAE

Blocks 9 & 27

9

27

PDO Block 6

Saudi Arabia

54

53

Oman

Mukhaizna

Arabian Sea

Salalah

Oxy Blocks

21

Oman – Gas Project

PSA signed on November 24th

Newly formed contract area –
“Habiba” - Block 62

20-year agreement covers 2,269
km2

Development of four gas fields

Exploration potential

Partners

Oxy (operator) 48%, Mubadala
32%, Oman 20%

Development Plan

First production by 2010

Gross production approximately
27 to 28 mboe/d by year-end 2011

Arabian Gulf

Arabian Sea

Gulf of Oman

UAE

Saudi Arabia

Oman

Fujairah

Sohar

Al Ain

Salalah

PDO Block 6

54

Habiba

Muscat

9

27

Oxy Blocks

22

Abu Dhabi – New Concessions

Agreement signed with
ADNOC to appraise and
develop of Jarn Yaphour and
Ramhan fields

Oxy will operate and hold a
100% interest in both fields

First production at Jarn
Yaphour expected in 2010

First production at Ramhan
anticipated in 2011

When fully operational, we
expect these two projects to
produce approximately 20
mboe/d (gross)

Qatar

Saudi Arabia

UAE

Oman

Maqta

Abu Dhabi

Taweelah

Dubai

Al

Ain

0

100

200 Km

Jarn

Yaphour

Field

Ramhan

Field

23

Oxy selected by Bahrain National
Oil and Gas Authority to develop oil
and gas assets in the Kingdom

Field discovered in 1932

12 billion BOE originally in place

We are now finalizing the relevant
technical and financial agreements

We hope to have the completed
agreement approved by the Bahrain
Parliament before year-end

State

of

Qatar

Arabian

Gulf

Kingdom

of

Saudi
Arabia

Kingdom

of

Bahrain

Bahrain

Field

Bahrain Field Development Project

24

Latin America Oil & Gas Operations

Colombia

Bolivia

Argentina

2008 net production*

76 mboe/day

13% of worldwide total

2007 reserves*

244 million boe

9% of worldwide total

* See attached for GAAP reconciliation.

25

Latin America Oil & Gas Operations

Key Operations/Assets:

Colombia

Argentina

2008 Financial Data1

Pre-tax Income

$0.5 Billion

After-tax Cash

$0.5 Billion

Capital

$1.0 Billion

ROANCC**

14%

32

72

76

2005

2006

2007

Thousand BOE/Day

Latin America

Oil and Gas Production

**ROANCC = Return On Average Net Capitalized Costs.

76

78

83

2008

2009E

A-T Cash = Income from continuing operations minus income tax owed by Oxy and paid by governmental entities on its behalf plus

DD&A minus exploration and development costs incurred.

1See attached for GAAP reconciliation.

26

Argentina Operations

2008 production – 36 mboe/day

Drilled 162 new wells in 2008 and
performed a number of recompletions

Inventory of more than 700 drilling
locations

Near field exploration program
continues to be successful and has
identified new drilling opportunities

Expect to increase production
significantly over the next four years
through drilling, waterflooding and
EOR projects

Oxy Blocks

San Jorge Basin

Cuyo Basin

Neuquen Basin

Argentina

Uruguay

Brazil

27

Other Value Enhancing Initiatives

Chemicals Operations

Midstream Assets – Pipelines

Dividend Growth

28

Chemicals Operations

($ Millions)

Period ending 12/31/08*

3-Year*

5-Year*

Average

Average

2007

2008

Pre-tax Earnings

$755

$693

$601

$759

Free Cash Flow1

$808

$767

$660

$830

Capital Spending

$244

$210

$245

$240

1See attached for GAAP reconciliation.

29

Midstream, Marketing and Other

Midstream assets reclassified out of the Oil and Gas segment

The assets are comprised of the following businesses: Marketing, Gas processing plants, Pipelines, Power generation, CO2 source fields and facilities

($ in millions)

Midstream Data

2008

2007

Core Results

$520

$367

Net Book Value

$2,930

$1,935

Capex & Acquisition costs

$880

$430

Funds will be spent enhancing our CO2 production, investing in construction of the W. Texas gas processing plant, and expanding our pipeline capacity.

$12,700

$4,700

$1,500

$950

$940

$1,800

Available

Cash

Capex

Acquisitions

Share

Repurchase

Dividends

Other

Ending Cash

Balance

12/31/08

Cash

Flow From

Operations

$10,700

($ in millions)

Debt

Beginning

Cash

$2,000

$4,700

$10

Full Year 2008 Cash Flow

31

Creating Shareholder Value – Dividends

$0.52

$0.55

$0.645

$0.80

Annual Dividend Payout per share

$0.50

$0.94

Establishing a track record of consistent dividend increases

$1.21

32

Occidental Petroleum Corporation

Statements in this presentation that contain words such as "will," "expect" or "estimate,"
or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results.  Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; exploration risks such as drilling of unsuccessful wells, higher than expected costs; operational interruptions;
political risks; changes in tax rates; unrealized acquisition benefits or higher than expected integration costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition or disposition.  You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation.  Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.  Additionally, the SEC requires oil and natural gas companies, in their filings, to disclose non-financial statistical information about their consolidated entities separately from such information about their equity holdings and not to show combined totals.  The
United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions.  We use certain terms in this presentation, such as price unadjusted reserves, that the SEC's guidelines strictly prohibit us from using in filings with the SEC.  Certain information in this presentation is shown on a combined basis; however, the information is disclosed separately on our web site at
www.oxy.com ..  U.S. investors are urged to consider carefully the disclosure in our Form
10-K, available through 1-888-699-7383 or at www.oxy.com.  You also can obtain a copy from the SEC by calling 1-800-SEC-0330.

33

Occidental Petroleum Corporation

Reconciliation to Generally Accepted Accounting Principles (GAAP)

For the Twelve Months Ended December 31,

($ Millions)

	2008		2007
		Diluted		Diluted
		EPS		EPS
Reported Income	$6,857	$8.35	$5,400	$6.44
Add: significant items affecting earnings
Gain on sale of Russia joint venture *	–		(412)
Legal settlements *	–		(112)
Gain on sale of oil and gas interests	–		(35)
Asset impairments	599		74
Sale of exploration properties	–		(103)
Rig contract terminations	58		–
Plant closure and impairment	90		–
Debt purchase expense	–		167
Facility closure	–		47
Gain on sale of Lyondell shares	–		(326)
Severance accrual	–		25
Tax effect of pre-tax adjustments	(238)		2
Discontinued operations, net *	(18)		(322)
Core Results	$7,348	$8.95	$4,405	$5.25

* Amount shown after-tax

Average Diluted Common Shares Outstanding		820.8		839.1

Occidental Petroleum Corporation

Return on Capital Employed (% )

($ Millions)

Reconciliation to Generally Accepted Accounting Principles (GAAP)	2007	2008
GAAP measure – earnings applicable to common shareholders	5,400	6,857
Interest expense	199	26
Tax effect of interest expense	(70)	(9)
Earnings before tax-effected interest expense	5,529	6,874

GAAP stockholders' equity	22,823	27,300

DEBT
GAAP debt
Debt, including current maturities	1,788	2,747
Non-GAAP debt
Capital lease obligation	25	25
Total debt	1,813	2,772

Total capital employed	24,636	30,072

Return on Capital Employed (%)	24	25

Worldwide Sales Volumes

Thousand Barrels of Oil Equilavent per Day

Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries			Other Interests			Worldwide
2008	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE	% of Total
SALES VOLUMES
US	263	587	361	–	–	–	263	587	361	60%
Latin America	75	42	82	(6)	–	(6)	69	42	76	13%
Middle East / North Africa	127	208	162	2	–	2	129	208	164	27%
Total	465	837	605	(4)	–	(4)	461	837	601	100%

Natural gas volumes have been converted to equivalent BOE based on energy content of 6,000 cubic feet of gas to one barrel of oil

Worldwide Reserves

Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries			Other Interests			Worldwide
2007	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE	% of Total
RESERVES
US	1,707	2,672	2,152	–	–	–	1,707	2,672	2,152	75%
Latin America	214	208	249	(5)	–	(5)	209	208	244	9%
Middle East / North Africa	305	963	465	3	–	3	308	963	468	16%
Total	2,226	3,843	2,866	(2)	–	(2)	2,224	3,843	2,864	100%

Occidental Petroleum Corporation

Reconciliation to Generally Accepted Accounting Principles (GAAP)

For the Year Ended December 31, 2008

	Consolidated Subsidiaries
	United	Latin	Middle East	Other
	States	America	North Africa	Eastern	TOTAL
Capitalized Costs
Proved properties	22,543	5,177	9,829	–	37,549
Unproved properties	1,855	–	74	4	1,933
	24,398	5,177	9,903	4	39,482
Accumulated DD&A	(6,669)	(1,693)	(4,021)	–	(12,383)
Capitalized cost	17,729	3,484	5,882	4	27,099

Costs Incurred
Property Acquisition Costs
Proved Properties	1,819	8	4	–	1,831
Unproved Properties	1,362	–	9	–	1,371
Exploration Costs	130	96	115	–	341
Development Costs	1,740	864	1,835	–	4,439
Cost Incurred	5,051	968	1,963	–	7,982

Results of Operations
Revenues	9,581	2,009	6,253	–	17,843
Production costs	1,666	429	590	–	2,685
Taxes other than on income	544	36	–	–	580
Exploration expenses	93	54	265	(3)	409
Other operating expenses	350	44	158	1	553
Impairment of suspended costs	–	476	–	–	476
DD&A	1,094	453	760	–	2,307
Pretax income	5,834	517	4,480	2	10,833
Income taxes	1,857	37	2,284	–	4,178
Results of operations	3,977	480	2,196	2	6,655

After-tax Cash
After-tax income	3,977	480	2,196	2	6,655
+ DD&A	1,094	453	760	–	2,307
+ Impairment of suspended costs	–	476	–	–	476
+ Exploration expense	93	54	265	(3)	409
- Costs incurred (development)	(1,740)	(864)	(1,835)	–	(4,439)
- Costs incurred (exploration)	(130)	(96)	(115)	–	(341)
After-tax cash	3,294	503	1,271	(1)	5,067

Return on Average Net Capitalized Costs
Capitalized costs
2008	17,729	3,484	5,882	4	27,099
2007	13,782	3,490	4,895	–	22,167
Average	15,756	3,487	5,389	2	24,633

After-tax income	3,977	480	2,196	2	6,655

Return %	25%	14%	41%		27%

Chemicals Free Cash Flow

Reconciliation to Generally Accepted Accounting Principles (GAAP)

($ Millions)

	2004	2005	2006	2007	2008
Occidental Petroleum Consolidated Statement of Cash Flows
Cash flow from operating activities	3,878	5,337	6,353	6,798	10,652
Cash flow from investing activities	(2,428)	(3,161)	(4,383)	(3,128)	(9,457)
Cash flow from financing activities	(821)	(1,187)	(2,819)	(3,045)	(1,382)
Change in cash	629	989	(849)	625	(187)

Chemicals Free Cash Flow
Core results (see reconciliation below)	416	784	906	601	759
Depreciation & amortization expense	260	268	279	304	311
Roundings	–	1	(2)	–	–
Capital expenditures (excluding acquisitions)	(151)	(168)	(248)	(245)	(240)
Free cash flow	525	885	935	660	830

	Core	Cash	Capital
	Results	Flow	Spending
3-Year Average (2006–2008)	755	808	244
5-Year Average (2004–2008)	693	767	210

Segment income	416	614	906	601	669
Add: significant items affecting earnings
Plant closure and impairments	–	–	–	–	90
Hurricane insurance charges	–	11	–	–	–
Write-off of plants	–	159	–	–	–
Core results	416	784	906	601	759